Metropolitan West Funds (the “Trust”)

Supplement dated March 4, 2021 to the

Statement of Additional Information dated July 29, 2020, as supplemented (the “SAI”)

Effective December 31, 2020, Jeffrey Engelsman resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. Effective January 1, 2021, Gladys Xiques was appointed Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Effective February 16, 2021, David S. DeVito retired as Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust. Effective February 16, 2021, Richard Villa was appointed Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust.

Therefore, effective immediately, all references to Mr. DeVito in the SAI are hereby removed and the table entitled “Officers of the Trust who are not Trustees” under the section entitled “Trustees and Officers,” beginning on page 38 is deleted in its entirety and replaced with the following:

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED****	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Officers of the Trust who are not Trustees
David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since June 2008), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC (since August 2012).	1	TCW Strategic Income Fund, Inc. (closed-end fund)

Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term, since February 2021	Mr. Villa is Managing Director, Chief Financial Officer and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. (since 2008); Treasurer and Principal Financial Officer and Accounting Officer of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since February 2014); Managing Director, Chief Financial Officer and Assistant Secretary of TCW LLC (since 2016).	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Managing Director of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer, TCW Funds, Inc. and TCW Strategic Income Fund, Inc. He has been with the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Gladys Xiques (1973)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, since January 2021	Ms. Xiques is Managing Director and Global Chief Compliance Officer of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC (since January 2021); Global Chief Compliance Officer of The TCW Group, Inc. (since January 2021); Senior Vice President of TCW LLC, TCW Investment Management Company LLC, TCW Asset Management Company LLC and the Adviser (February 2015 – December 2020); Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC, and TCW Asset Management Company LLC (since February 2013); before then she was Partner, Irell & Manella LLP (law firm). She is Senior Vice President, General Counsel and Secretary for TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC (since February 2013); Associate (2010—2013) Paul Hastings LLP (law firm); Associate (2006—2010) Dechert LLP (law firm). He is Vice President and Assistant Secretary for TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Funds as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

****  On December 12, 2016, members of the Board of Trustees recognized the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. For that reason, the Board adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.

Please retain this Supplement with your SAI for future reference.